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                                                                    EXHIBIT 10.2

                          AMENDMENT TO CREDIT AGREEMENT

         LSI INDUSTRIES INC., an Ohio corporation (the "Borrower"), the financial institutions listed on the signature pages hereto (individually a "Lender" and collectively the "Lenders"), and PNC BANK, NATIONAL ASSOCIATION as the administrative agent and the syndication agent (in such capacity the "Administrative Agent" or "Agent") hereby agree as follows:

1.       Recitals.

         1.1 On March 30, 2001, Agent, Borrower and Lenders entered into a Credit Agreement (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Credit Agreement.

         1.2 Borrower, Agent and Lenders desire to amend the Credit Agreement pursuant to this Amendment to Credit Agreement (the "Amendment").

2.       Amendment.

         2.1 Section 1.1 is amended to change the definition of Revolving Credit Termination date to provide as follows:

                  Revolving Credit Termination Date: March 30, 2005 as to the Three Year Notes and the Swingline Note and March 27, 2003 as to the 364 Day Notes.

3. Representations and Warranties. To induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants as follows:

         3.1 The representations and warranties of Borrower contained in the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment.

         3.2 No Event of Default (as such term is defined in the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

         3.3 The person executing this Amendment and the loan documents to be executed in connection herewith is a duly elected and acting officer of Borrower and is duly authorized by the Board of Directors of Borrower to execute and deliver such documents on behalf of Borrower.

4.       General.

         4.1 Except as expressly modified herein, the Credit Agreement, as amended, is and remains in full force and effect.

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      4.2  Nothing contained herein will be construed as waiving any default or
           Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of Lenders or Agent under or with respect to the Credit Agreement, as or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Credit Agreement.

      4.3 This Amendment will be binding upon and inure to the benefit of Borrower, Agent and Lenders and their respective successors and assigns.

      4.4 All representations, warranties and covenants made by Borrower herein will survive the execution and delivery of this Amendment.

      4.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

Executed as of March 28, 2002.

                   LSI INDUSTRIES INC.

                   By:  /s/ Ronald S. Stowell
                        ---------------------------------------
                   Name:    Ronald S. Stowell
                   Title: Vice President, Chief Financial Officer and Treasurer

                   PNC BANK, NATIONAL ASSOCIATION,
                   in its capacity as the Administrative Agent and the Syndication Agent hereunder

                   By:  /s/ Timothy E. Reilly
                        ---------------------------------------
                   Name:    Timothy E. Reilly
                   Title: Vice President

                   PNC BANK, NATIONAL ASSOCIATION,
                   in its capacity as a Lender

                   By:  /s/ Timothy E. Reilly
                        ---------------------------------------
                   Name:    Timothy E. Reilly
                   Title: Vice President

                   THE FIFTH THIRD BANK,
                   in its capacity as a Lender

                   By: /s/ Tom Partridge
                       ----------------------------------------
                   Name:   Tom Partridge
                         --------------------------------------
                   Title:  Vice President
                          -------------------------------------